                                                                   Exhibit 10.27






                       BOBBY ALLISON WIRELESS CORPORATION

                             1999 STOCK OPTION PLAN

                       BOBBY ALLISON WIRELESS CORPORATION
                             1999 STOCK OPTION PLAN

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
ARTICLE I

         DEFINITIONS..............................................................................................1
         1.1      "Board".........................................................................................1
         1.2      "Change in Control" shall.......................................................................1
         1.3      "Code"..........................................................................................1
         1.4      "Company".......................................................................................1
         1.5      "Director"......................................................................................1
         1.6      "Disability"....................................................................................1
         1.7      "Disinterested Person"..........................................................................2
         1.8      "Eligible Participants" and "Eligible Participant"..............................................2
         1.9      "Employee"......................................................................................2
         1.10     "Employer"......................................................................................2
         1.11     "Exchange Act"..................................................................................2
         1.12     "Exercise Price"................................................................................2
         1.13     "Fair Market Value".............................................................................2
         1.14     "Grantee".......................................................................................2
         1.15     "Incentive Stock Options".......................................................................2
         1.16     "Non-Qualified Stock Options"...................................................................2
         1.17     "Officer".......................................................................................2
         1.18     "Option"........................................................................................2
         1.19     "Optionee"......................................................................................2
         1.20     "Permitted Transferee"..........................................................................3
         1.21     "Plan"..........................................................................................3
         1.22     "Purchasable"...................................................................................3
         1.23     "Qualified Domestic Relations Order"............................................................3
         1.24     "Reload Option".................................................................................3
         1.25     "Section 16 Insider"............................................................................3
         1.26     "Stock".........................................................................................3
         1.27     "Stock Option Agreement"........................................................................3
         1.28     "Stock Purchase Agreement"......................................................................3
         1.29     "Subsidiary"....................................................................................3

ARTICLE II

         THIS PLAN................................................................................................3
         2.1      PURPOSE.........................................................................................3
         2.2      EFFECTIVE DATE..................................................................................4

ARTICLE III

         PARTICIPANTS.............................................................................................4

ARTICLE IV

         ADMINISTRATION...........................................................................................4



                                                                                                                 PAGE
                                                                                                                 ----

         4.1      DUTIES AND POWERS OF THE BOARD...................................................................4
         4.2      INTERPRETATION; RULES............................................................................4
         4.3      NO LIABILITY.....................................................................................4
         4.4      MAJORITY RULE....................................................................................4
         4.5      COMPANY ASSISTANCE...............................................................................4

ARTICLE V

         SHARES OF STOCK SUBJECT TO PLAN...........................................................................5
         5.1      LIMITATIONS......................................................................................5
         5.2      ANTIDILUTION.....................................................................................5

ARTICLE VI

         OPTIONS...................................................................................................6
         6.1      TYPES OF OPTIONS GRANTED.........................................................................6
         6.2      OPTION GRANT AND AGREEMENT.......................................................................6
         6.3      OPTIONEE LIMITATIONS.............................................................................6
         6.4      $100,000 LIMITATION..............................................................................7
         6.5      EXERCISE PRICE...................................................................................7
         6.6      EXERCISE PERIOD..................................................................................7
         6.7      OPTION EXERCISE..................................................................................7
         6.8      RELOAD OPTIONS...................................................................................8
         6.9      NONTRANSFERABILITY OF OPTION.....................................................................9
         6.10     TERMINATION OF EMPLOYMENT OR SERVICE.............................................................9
         6.11     EMPLOYMENT RIGHTS................................................................................9
         6.12     CERTAIN SUCCESSOR OPTIONS.......................................................................10
         6.13     OPTION REPRICING/CANCELLATION AND REGRANT/WAIVER OF RESTRICTIONS................................10

ARTICLE VII

         STOCK CERTIFICATES.......................................................................................10

ARTICLE VIII

         TERMINATION AND AMENDMENT OF PLAN........................................................................11

ARTICLE IX

         RELATIONSHIP TO OTHER COMPENSATION PLANS.................................................................11

ARTICLE X

         MISCELLANEOUS............................................................................................11
         10.1     FORFEITURE FOR COMPETITION......................................................................11
         10.2     PLAN BINDING ON SUCCESSORS......................................................................11
         10.3     SINGULAR, PLURAL; GENDER........................................................................11
         10.4     HEADINGS, ETC...................................................................................11

Exhibit A........................................................................................................A-1


                       BOBBY ALLISON WIRELESS CORPORATION
                             1999 STOCK OPTION PLAN

                                    ARTICLE I
                                   DEFINITIONS

         As used herein, the following terms have the following meanings unless the context clearly indicates to the contrary:

         1.1 "Board" means the Board of Directors of the Company.

         1.2 "Change in Control" shall mean the occurrence of either of the following events:

                  (a) a change in the composition of the Board as a result of which fewer than one-half (1/2) of the incumbent Directors are Directors who either:

                            (i) Had been directors of the Company twelve (12)
                  months prior to such change; or

                           (ii) Were elected, or nominated for election, to the
                  Board with the affirmative votes of at least the majority of the directors who have been directors of the Company twelve
                  (12) months prior to such change and who were still in office at the time of the election or nomination; or

                  (b) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), other than any person who is a shareholder of the Company on or before the effective date of this Plan, by the acquisition or the aggregation of securities of the Company is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities ordinarily (and a part from rights accruing under special circumstances) having the right to vote at elections of Directors (the "Base Voting Securities"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Voting Securities, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

         1.3 "Code" means the Internal Revenue Code of 1986, as amended, including effective date and transition rules (whether or not codified). Any reference herein to a specific section of the Code shall be deemed to include a reference to any corresponding provision of future law.

         1.4 "Company" means Bobby Allison Wireless Corporation, a Florida corporation.

         1.5 "Director" shall mean a member of the Board and any person who is an advisory, honorary or emeritus director of the Company if such person is considered a director for the purposes of Section 16 of the Exchange Act, as determined by reference to such Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

         1.6 "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

         1.7 "Disinterested Person" shall have the meaning set forth in Rule 16b-3 under the Exchange Act, as the same may be in effect from time to time, or in any successor rule thereto, and shall be determined for all purposes under this Plan according to interpretative or "no-action" positions with respect thereto issued by the Securities and Exchange Commission.

         1.8 "Eligible Participants" and "Eligible Participant" means those persons within the classes of persons identified in Article III of this Plan.

         1.9 "Employee" means an employee of the Company or a Subsidiary of the Company.

         1.10 "Employer" shall mean the corporation that employs a Grantee.

         1.11 "Exchange Act" shall mean the Securities Exchange Act of 1934. Any reference herein to a specific section of the Exchange Act shall be deemed to include a reference to any corresponding provision of future law.

         1.12 "Exercise Price" means the price at which an Optionee may purchase a share of Stock under a Stock Option Agreement.

         1.13 "Fair Market Value" on any date shall mean (i) the closing sales price of the Stock on such date on the national securities exchange having the greatest volume of trading in the Stock during the thirty-day period preceding the day the value is to be determined or, if such exchange was not open for trading on such date, the next preceding date on which it was open; (ii) if the Stock is not traded on any national securities exchange, the average of the closing high bid and low asked prices of the Stock on the over-the-counter market on the day such value is to be determined, or in the absence of closing bids on such day, the closing bids on the next preceding day on which there were bids; or (iii) if the Stock also is not traded on the over-the-counter market, the fair market value as determined in good faith by the Board or the Board based on such relevant facts as may be available to the Board, which may include opinions of independent experts, the price at which recent sales have been made, the book value of the Stock, and the Company's current and future earnings.

         1.14 "Grantee" shall mean a person who is an Optionee.

         1.15 "Incentive Stock Options" means Options which comply with and are subject to the terms, limitations and conditions of Section 422 of the Code and any regulations promulgated with respect thereto.

         1.16 "Non-Qualified Stock Options" means Options which do not comply with the provisions of Section 422 of the Code.

         1.17 "Officer" shall mean a person who constitutes an officer of the Company or a Subsidiary of the Company or for the purposes of Section 16 of the Exchange Act, as determined by reference to such Section 16 and in the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

         1.18 "Option" means an option, whether or not an Incentive Stock Option, to purchase Stock granted pursuant to the provisions of Article VI hereof.

         1.19 "Optionee" means a person to whom an Option has been granted hereunder.

         1.20 "Permitted Transferee" shall mean, with respect to an Optionee, any member of such Optionee's immediate family and any charitable, religious, scientific, or educational organization, contributions to which are deductible for federal or state income tax purposes, and any trust or other vehicle for the benefit of such a family member or organization.

         1.21 "Plan" means the Bobby Allison Wireless Corporation 1999 Stock Option Plan, the terms of which are set forth herein.

         1.22 "Purchasable" refers to Stock which may be purchased by an Optionee under the terms of this Plan on or after a certain date specified in the applicable Stock Option Agreement.

         1.23 "Qualified Domestic Relations Order" means an order with the meaning set forth in the Code or in the Employee Retirement Income Security Act of 1974, or the rules and regulations promulgated under the Code or such Act, as the same may be in effect from time to time.

         1.24 "Reload Option" shall have the meaning set forth in Section 6.8 hereof.

         1.25 "Section 16 Insider" shall mean any person who is subject to the provisions of Section 16 of the Exchange Act, as provided in Rule 16a-2 promulgated pursuant to the Exchange Act.

         1.26 "Stock" means the common stock, par value $.01 per share, of the Company, as adjusted pursuant to Section 5.2 hereof.

         1.27 "Stock Option Agreement" means an agreement between the Company and an Optionee under which the Optionee may purchase Stock hereunder, a sample form of which is attached hereto as EXHIBIT "A" (which form, subject to the provisions of this Plan, may be varied by the Board in granting an Option).

         1.28 "Stock Purchase Agreement" means any agreement which the Board, in its own discretion, may require the Optionee to execute and deliver to the Company before such Optionee exercises an Option.

         1.29 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the grant of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                   ARTICLE II
                                    THIS PLAN

         2.1 PURPOSE. The purpose of this Plan is to advance the interests of the Company, its Subsidiaries, and the Company's shareholders by affording certain employees of the Company and its Subsidiaries an opportunity to acquire or increase their proprietary interests in the Company. The objective of the issuance of the Options is to promote the growth and profitability of the Company and its Subsidiaries because the Optionee will be provided with an additional incentive to achieve the Company's objectives through participation in its success and growth and by encouraging their continued association with or service to the Company or its Subsidiaries.

         2.2 EFFECTIVE DATE. The Plan shall become effective on the date adopted; provided, however, this Plan shall terminate and all Options granted theretofore shall become void and may not be exercised on such date which is twelve (12) months from the effective date if the stockholders of the Company shall not by that date have approved this Plan.

                                   ARTICLE III
                                  PARTICIPANTS

         The class of persons eligible to participate in this Plan shall consist of all Directors, Officers or Employees of the Company and its Subsidiaries whose participation in this Plan the Board determines to be in the best interests of the Company.

                                   ARTICLE IV
                                 ADMINISTRATION

         4.1 DUTIES AND POWERS OF THE BOARD. This Plan shall be administered by the Board. The Board shall have the power to act by unanimous written consent in lieu of a meeting and to meet telephonically. In administering this Plan, the Board's actions and determinations shall be binding on all interested parties. The Board shall have the power to grant Options in accordance with the provisions of this Plan and may grant Options singly, in combination, or in tandem. Subject to the provisions of this Plan, the Board shall have the discretion and authority to determine those individuals to whom Options will be granted, the number of shares of Stock subject to each Option, such other matters as are specified herein, and any other terms and conditions of a Stock Option Agreement. To the extent not inconsistent with the provisions of this Plan, the Board may give an Optionee an election to surrender an Option in exchange for the grant of a new Option, and shall have the authority to amend or modify an outstanding Stock Option Agreement, or to waive any provision thereof, provided that the Optionee consents to such action.

         4.2 INTERPRETATION; RULES. Subject to the express provisions of this Plan, the Board also shall have authority to interpret this Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement and to make all other determinations necessary or advisable for the administration of this Plan, including, without limitation, amending or altering this Plan and any Options granted hereunder as may be required to comply with or to conform to any federal, state, or local laws or regulations.

         4.3 NO LIABILITY. No member of the Board shall be liable to any person for any act or determination made in good faith with respect to this Plan or any Option granted hereunder.

         4.4 MAJORITY RULE. Action may only be taken by the affirmative vote of a majority of the Board.

         4.5 COMPANY ASSISTANCE. The Company shall supply full and timely information to the Board on all matters relating to Eligible Participants, their employment, death, retirement, disability, or other termination of employment, and such other pertinent facts as the Board may require. The Company shall furnish the Board with such clerical and other assistance as is necessary in the performance of its duties under this Plan.

                                    ARTICLE V
                         SHARES OF STOCK SUBJECT TO PLAN

         5.1 LIMITATIONS. Subject to any antidilution adjustment pursuant to the provisions of Section 5.2 hereof, the maximum number of shares of Stock that may be issued in the aggregate pursuant to this Plan shall be such number as is equal at any time to ten (10) percent of the outstanding shares of Stock on a fully diluted basis, taking into account the number of shares of stock which may be issued pursuant to outstanding convertible securities, but which number shall, in no event, be greater than One Hundred Thousand (100,000). Shares of Stock subject to an Option must be authorized and unissued shares. The shares covered by any unexercised portion of an Option that has terminated for any reason (except as set forth in the paragraph immediately below), may again be optioned under this Plan, and such shares shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for option hereunder.

         In the event of the issuance of Options in respect of options to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any Subsidiary of the Company), to the extent that such issuance shall not be inconsistent with the terms, limitations and conditions of Code section 422 or Rule 16b-3 under the Exchange Act, the aggregate number of shares of stock for which Options may be granted hereunder shall automatically be increased by the number of shares subject to the Options so issued; PROVIDED, HOWEVER, that the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be decreased by the number of shares covered by any unexercised portion of an Option so issued that has terminated for any reason, and the shares subject to any such unexercised portion may not be optioned to any other person.

         5.2 ANTIDILUTION.

                  (a) In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, stock split or stock dividend, or in the event that any spin-off, split-up, split-off, or other distribution of assets which materially affects the Fair Market Value of the Stock:

                           (i) The aggregate number and kind of shares of Stock
                  for which Options may be granted hereunder shall be adjusted proportionately by the Board; and

                           (ii) The rights of Optionee (concerning the number of
                  shares subject to Options and the Exercise Price) under outstanding Options shall be adjusted proportionately by the Board.

                  (b) If the Company shall be a party to any reorganization in which it does not survive, involving merger, consolidation, or acquisition of the stock or substantially all the assets of the Company, the Board, in its discretion, may:

                           (i) notwithstanding other provisions hereof, declare
                  that all Options granted under this Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability and that all such Options shall terminate 30 days after the Board gives written notice of the immediate right to exercise all such Options and of the decision to terminate all Options not exercised within such 30-day period; and/or

                           (ii) notify all Optionees that all Options granted
                  under this Plan shall be assumed by the successor corporation or substituted on an equitable basis with options issued by such successor corporation.

                  (c) If the Company is to be liquidated or dissolved or otherwise ceases to exist in connection with a reorganization described in
Section 5.2(b), the provisions of such section shall apply. In all other instances, the adoption of a plan of dissolution or liquidation of the Company shall, notwithstanding other provisions hereof, cause every Option outstanding under this Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the shareholders; PROVIDED that, notwithstanding other provisions hereof, the Board may declare all Options granted under this Plan to be exercisable at any time on or before the fifth business day following such adoption notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability.

                  (d) The adjustments described in paragraphs (a) through (c) of this Section 5.2, and the manner of their application, shall be determined by the Board, and any such adjustment may provide for the elimination of fractional share interests; PROVIDED, HOWEVER, that any adjustment made by the Board shall be made in a manner that will not cause an Incentive Stock Option to be other than an incentive stock option under applicable statutory and regulatory provisions. The adjustments required under this Article V shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.

                                   ARTICLE VI
                                     OPTIONS

         6.1 TYPES OF OPTIONS GRANTED. The Board may, under this Plan, grant either Incentive Stock Options or Non-Qualified Stock Options. Within the limitations provided in this Plan, both types of Options may be granted to the same person at different times, under different terms and conditions, as long as the terms and conditions of each Option are consistent with the provisions of this Plan. Without limitation of the foregoing, Options may be granted subject to conditions based on the financial performance of the Company or any other factor the Board deems relevant.

         6.2 OPTION GRANT AND AGREEMENT. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Board and by a written Stock Option Agreement executed by the Company and the Optionee. The terms of the Option, including the Option's duration, time or times of exercise, exercise price, and whether the Option is intended to be an Incentive Stock Option, shall be stated in the Stock Option Agreement. No Incentive Stock Option may be granted more than ten years after the earlier to occur of the effective date of this Plan or the date this Plan is approved by the Company's shareholders. Separate Stock Option Agreements may be used for Incentive Stock Options and NonQualified Stock Options, but any failure to use such separate agreements shall not invalidate, or otherwise adversely affect the Optionee's interest in, the Options evidenced thereby.

         6.3 OPTIONEE LIMITATIONS. The Board shall not grant an Incentive Stock Option to any person who, at the time the Incentive Stock Option is granted:

                  (a) is not an Officer or Employee; or

                  (b) owns or is considered to own stock possessing at least 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries; PROVIDED, HOWEVER, that this limitation shall not apply if at the time an Incentive Stock Option is granted the Exercise Price is at least
110% of the Fair Market Value of the Stock subject to such Option and such Option by its terms would not be exercisable after five years from the date on which the Option is granted. For the purpose of this subsection (b), a person shall be considered to own (i) the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; (ii) the stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust in proportion to such person's stock interest, partnership interest or beneficial interest therein; and (iii) the stock which such person may purchase under any outstanding Options of the Company or of any Subsidiary of the Company.

         6.4 $100,000 LIMITATION. Except as provided below, the Board shall not grant an Incentive Stock Option to, or modify the exercise provisions of outstanding Incentive Stock Options held by, any person who, at the time the Incentive Stock Option is granted (or modified), would thereby receive or hold any Incentive Stock Options of the Company and any Subsidiary of the Company such that the aggregate Fair Market Value (determined as of the respective dates of grant or modification of each option) of the Stock with respect to which such Incentive Stock Options are exercisable for the first time during any calendar year is in excess of $100,000 (or such other limit as may be prescribed by the Code from time to time); PROVIDED that the foregoing restriction on modification of outstanding Incentive Stock Options shall not preclude the Board from modifying an outstanding Incentive Stock Option if, as a result of such modification and with the consent of the Optionee, such Option no longer constitutes an Incentive Stock Option; and PROVIDED that, if the $100,000 limitation (or such other limitation prescribed by the Code) described in this
Section is exceeded, the Incentive Stock Option the granting or modification of which resulted in the exceeding of such limit shall be treated as an Incentive Stock Option up to the limitation and the excess shall be treated as a Non-Qualified Stock Option.

         6.5 EXERCISE PRICE. The Exercise Price of the Stock subject to each Option shall be determined by the Board. Subject to the provisions of Section 6.3(b) hereof, the Exercise Price of an Incentive Stock Option shall not be less than the Fair Market Value of the Stock as of the date the Option is granted (or in the case of an Incentive Stock Option that is subsequently modified, on the date of such modification), as adjusted pursuant to Section 5.2 hereof. The exercise price of a Non-Qualified Stock Option shall not be less than 85% of the Fair Market Value of the Stock as of the date the Option is granted (or in the case of a NonQualified Stock Option that is subsequently modified, on the date of such modification), as adjusted pursuant to Section 5.2 hereof.

         6.6 EXERCISE PERIOD. The period for the exercise of each Option granted hereunder shall be determined by the Board, but the Stock Option Agreement with respect to each Option intended to be an Incentive Stock Option shall provide that such Option shall not be exercisable after the expiration of ten years from the date of grant (or modification) of the Option. In addition, no Option granted to a Section 16 Insider shall be exercisable prior to the expiration of six months from the date such Option is granted, other than in the case of the death or disability of the Optionee.

         6.7 OPTION EXERCISE.

                  (a) Unless otherwise provided in the Stock Option Agreement or
Section 6.6 hereof, an Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become Purchasable under the provisions of the Option, but not at any time as to less than 10 shares unless the remaining shares that have become so Purchasable are less than 10 shares. The Board shall have the authority to prescribe in any Stock Option Agreement that the Option may be exercised only in accordance with an accrual schedule during the term of the Option.

                  (b) An Option shall be exercised by (i) delivery to the Company at its principal office of a written notice of exercise with respect to a specified number of shares of Stock (the "Notice"), (ii) payment to the Company at that office of the full amount of the Exercise Price for such number of shares in accordance with Section 6.7(c) and (iii) execution and delivery to the Company of a Stock Purchase Agreement and, if required by the Board, an escrow agreement and any other documents which the Board may require as a condition to the issuance of such shares.

                  (c) The aggregate amount of the Exercise Price (such aggregate Exercise Price being the Exercise Price times the number of shares of the Stock specified in the Notice) is to be paid in full in U.S. Dollars in cash upon the exercise of the Option and the Company shall not be required to deliver certificates for the shares purchased until such payment has been made; PROVIDED, HOWEVER, that in lieu of cash and in the sole discretion of the Board, all or any portion of such aggregate Exercise Price may be paid by tendering to the Company shares of Stock duly endorsed for transfer and owned by the Optionee to be credited against such aggregate Exercise Price at the aggregate Fair Market Value of such shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of Stock transferred over the aggregate Exercise Price); PROVIDED FURTHER, that the Board may provide in a Stock Option Agreement or may otherwise determine in its sole discretion at the time of exercise that, in lieu of cash or Stock, all or a portion of the aggregate Exercise Price may be paid by delivery to the Company of such other consideration consisting of money or property actually received by the Company as may be deemed in the sole opinion of the Board to have a value equal to the aggregate Exercise Price, all subject to compliance with applicable state and federal laws, rules and regulations.

                  (d) In addition to and at the time of payment of the aggregate Exercise Price, the Optionee shall pay to the Company in U.S. Dollars in cash the full amount of any federal, state, and local income, employment, or other withholding taxes applicable to the taxable income of such Optionee resulting from such exercise; PROVIDED, HOWEVER, that in the discretion of the Board, any Stock Option Agreement may provide that all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by the Optionee as a result of such exercise, may, upon the irrevocable election of the Optionee, be paid by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having an aggregate Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, and subject to such restrictions as to the approval and timing of any such election as the Board may from time to time determine to be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the Exchange Act, if such rule is applicable.

                  (e) The holder of an Option shall not have any of the rights of a shareholder with respect to the shares of Stock subject to the Option until such shares have been issued in the name of and transferred to the Optionee upon the exercise of the Option.

         6.8 RELOAD OPTIONS.

                  (a) The Board may specify in a Stock Option Agreement (or may otherwise determine in its sole discretion) that a Reload Option shall be granted, without further action of the Board, (i) to an Optionee who exercises an Option (including a Reload Option) by surrendering shares of Stock in payment of amounts specified in Sections 6.7(c) or 6.7(d) hereof, (ii) for the same number of shares as are surrendered to pay such amounts, (iii) as of the date of such payment and at an Exercise Price equal to the Fair Market Value of the Stock on such date, and (iv) otherwise on the same terms and conditions as the Option whose exercise has occasioned such payment, except as provided below and subject to such other contingencies, conditions or other terms as the Board shall specify at the time such exercised Option is granted; PROVIDED, that, the shares surrendered by a Section 16 Insider in payment as provided above must have been held by the Optionee for at least six (6) months prior to such surrender.

                  (b) Unless provided otherwise in the Stock Option Agreement, a Reload Option may not be exercised by an Optionee (i) prior to the end of a one-year period from the date that the Reload Option is granted, and (ii) unless the Optionee retains beneficial ownership of the shares of Stock issued to such Optionee upon exercise of the Option referred to above in Section 6.8(a) for a period of one year from the date of such exercise.

         6.9 NONTRANSFERABILITY OF OPTION.

                  (a) No Incentive Stock Option shall be transferable by an Optionee other than by will or the laws of descent and distribution, and no Non-Qualified Stock Option shall be transferable by an Optionee other than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order. During the lifetime of an Optionee, Options shall be exercisable only to the extent specifically permitted under the terms of the Stock Option Agreement. An Option may be exercised during the Optionee's lifetime only by the Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

                  (b) Except as provided above and unless provided otherwise in the Stock Option Agreement, Optionees and Permitted Transferees of Optionees may transfer Options to any person, including a broker-dealer, but the Option shall not be transferable by any person other than an Optionee or Permitted Transferee except by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order. Except as provided above and unless provided otherwise in the Stock Option Agreement, Options shall be exercisable by any person to whom such Option has been validly transferred.

         6.10 TERMINATION OF EMPLOYMENT OR SERVICE. The Board shall have the power to specify, with respect to the Options granted to a particular Optionee, the effect upon such Optionee's right to exercise an Option upon termination of such Optionee's employment or service under various circumstances, which effect may include, without limitation, immediate or deferred termination of such Optionee's rights under an Option, or acceleration of the date at which an Option may be exercised in full; or, at the option of the Company, purchase of the Option by the Company or its Subsidiaries upon payment to the Optionee (against surrender by the Optionee of the Option) of the aggregate Fair Market Value of the shares of Stock that would have been Purchasable by the Optionee at the date of such termination of employment or service (with such Fair Market Value to be determined as of the effective date at any such termination of employment or service as near to that date as is reasonably possible under the circumstances), less the aggregate Exercise Price of said shares; PROVIDED, HOWEVER, that in no event may an Incentive Stock Option be exercised after the expiration of ten (10) years from the date of grant thereof; nor more than three
(3) months after termination of employment for any reason other than Disability; nor more than one (1) year after termination of employment by reason of Disability.

         6.11 EMPLOYMENT RIGHTS. Nothing in this Plan or in any Stock Option Agreement shall confer on any person any right to continue in the employ or other service of the Company or its Subsidiaries or shall interfere in any way with the right of the Company or its Subsidiaries to terminate such person's employment or service therewith.

         6.12 CERTAIN SUCCESSOR OPTIONS. To the extent not inconsistent with the terms, limitations and conditions of Code section 422 and any regulations promulgated with respect thereto, an Option issued in respect of an option held by an employee or officer to acquire stock of any entity acquired, by merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, by the Company (or its Subsidiaries) may contain terms that differ from those stated in this Article VI, but solely to the extent necessary to preserve for any such employee the rights and benefits contained in such predecessor option, or to satisfy the requirements of Code section 424(a).

         6.13 OPTION REPRICING/CANCELLATION AND REGRANT/WAIVER OF RESTRICTIONS. Subject to the general limitations on Options contained elsewhere in this Plan, the Board, at its discretion, from time to time may authorize, generally or in specific cases only, any adjustment in the Exercise Price, the number of shares subject to, the restrictions upon or the term of, an Option granted under this Plan by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an Exercise Price which is higher or lower than the Exercise Price of the original or prior Option, provide for a greater or lesser number of shares subject to the Option, or provide for a longer or shorter vesting or exercise period. Notwithstanding the foregoing, no Option shall be modified so as to adversely affect an Optionee's rights under a Stock Option Agreement without the consent of the Optionee or his or her legal representative.

         6.14 CHANGE OF CONTROL. The Board may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable on an accelerated basis in the event that a Change in Control occurs with respect to the Company. If the Board finds there is a reasonable possibility that within the next succeeding six (6) months, a Change in Control will occur with respect to the Company, then the Board may determine that all outstanding Options shall be exercisable on an accelerated basis.

                                   ARTICLE VII
                               STOCK CERTIFICATES

         The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

                  (a) The completion of any registration or other qualification of such shares which the Board shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission of the United States or any other governmental regulatory body;

                  (b) The obtaining of any approval or other clearance from any federal or state governmental agency or body which the Board shall determine to be necessary or advisable; and

                  (c) The lapse of such reasonable period of time following the exercise of the Option as the Board from time to time may establish for reasons of administrative convenience.

Stock certificates issued and delivered to Optionee shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities and corporate laws.

                                  ARTICLE VIII
                        TERMINATION AND AMENDMENT OF PLAN

         The Board may at any time terminate this Plan, and may at any time and from time to time and in any respect amend this Plan; PROVIDED, HOWEVER, that the Board (unless its actions are approved or ratified by the requisite number of shareholders of the Company) may not amend this Plan to:

                  (a) Increase the total number of shares of Stock issuable pursuant to Incentive Stock Options under this Plan or materially increase the number of shares of Stock subject to this Plan, in each case except as contemplated in Section 5.2 hereof;

                  (b) Change the class of employees eligible to receive Incentive Stock Options or materially change the class of persons that may participate in this Plan; or

                  (c) Otherwise materially increase the benefits accruing to Eligible Participants under this Plan.

Except as provided herein, no termination, or amendment, or modification of this Plan shall affect adversely an Optionee's rights under a Stock Option Agreement without the consent of the Optionee or his or her legal representative.

                                   ARTICLE IX
                    RELATIONSHIP TO OTHER COMPENSATION PLANS

         The adoption of this Plan shall not affect any other stock option, incentive, or other compensation plans in effect for the Company or its Subsidiaries; nor shall the adoption of this Plan preclude the Company or its Subsidiaries from establishing any other form of incentive or other compensation plan for employees or officers of the Company or employees and officers of the Company's Subsidiaries.

                                    ARTICLE X
                                  MISCELLANEOUS

         10.1 FORFEITURE FOR COMPETITION. If an Optionee provides services to a competitor of the Company, or its Subsidiaries, whether as an employee, officer, director, independent contractor, consultant, agent, or otherwise, such services being of a nature that can reasonably be expected to involve the knowledge, skills, and experience used or developed by the Optionee while an employee or a director of the Company, then that Optionee's rights under any Options outstanding hereunder shall be forfeited and terminated, subject to a determination to the contrary by the Board.

         10.2 PLAN BINDING ON SUCCESSORS. This Plan shall be binding upon the successors and assigns of the Company.

         10.3 SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender and the neuter pronoun shall include the masculine and feminine genders.

         10.4 HEADINGS, ETC. Headings of Articles and Sections hereof are inserted for convenience and reference; they do not constitute part of this Plan.

                                                Exhibit A to Bobby Allison
                                                Wireless Corporation 1999 Stock
                                                Option Plan - Form of Stock
                                                Option Agreement


                       BOBBY ALLISON WIRELESS CORPORATION
                             STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT (this "Agreement") is entered into as of this ______ day of __________________________, _______, by and between Bobby
Allison Wireless Corporation, a Florida corporation (the "Company"), and _____________________ (the "Optionee").

         WHEREAS, on March 26, 1999, the Board of Directors of the Company adopted a stock option plan known as the "Bobby Allison Wireless Corporation 1999 Stock Option Plan" (the "Plan"); and

         WHEREAS, the Board (as defined in the Plan) has granted the Optionee a stock option to purchase the number of shares of the Company's common stock as set forth below, and in consideration of the granting of that stock option the Optionee intends to remain in the employ of the Company; and

         WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to such option in accordance with the Plan;

         NOW, THEREFORE, as a performance incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

         1. INCORPORATION OF PLAN. The option is granted pursuant to the provisions of the Plan and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Optionee.

         2. GRANT OF OPTION. Subject to the terms, restrictions, limitations and conditions stated herein, the Company hereby evidences its grant to the Optionee, not in lieu of salary or other compensation, of the right and option (the "Option") to purchase all or any part of the number of shares of the Company's common stock, par value $.01 per share (the "Stock"), set forth on Schedule A attached hereto and incorporated herein by reference. The Option shall be exercisable in the amounts and at the times specified on Schedule A. The Option shall expire and shall not be exercisable on the date specified on Schedule A or on such earlier date as determined pursuant to Section 8, 9 or 10 hereof. Schedule A states whether the Option is intended to be an Incentive Stock Option or Non-Qualified Stock Option.

         3. PURCHASE PRICE. The price per share to be paid by the Optionee for the shares subject to the Option (the "Exercise Price") shall be as specified on Schedule A, which price shall be an amount not less than the Fair Market Value of a share of Stock as of the Date of Grant (as defined in Section 11 below) if the Option is an Incentive Stock Option, or not less than 85% of the Fair Market Value of a share of Stock as of the Date of Grant (as defined in Section 11 below) if the Option is a Non-Qualified Stock Option.

         4. EXERCISE TERMS. The Optionee must exercise the Option for at least the lesser of 10 shares or the number of shares of Purchasable Stock as to which the Option remains unexercised. In the event the Option is not exercised with respect to all or any part of the shares subject to the Option prior to its expiration, the Option shall be null and void and the shares with respect to which the Option was not exercised shall no longer be subject to the Option.

         5. RESTRICTIONS ON TRANSFERABILITY. No Incentive Stock Option shall be transferable by an Optionee other than by will or the laws of descent and distribution, and no Non-Qualified Stock Option shall be transferable by an Optionee other than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order.

         6. NOTICE OF EXERCISE OF OPTION. The Option may be exercised by the Optionee, or by the Optionee's administrators, executors, legal representative or personal representatives, by a written notice (in substantially the form of the Notice of Exercise attached hereto as Schedule B) signed by the Optionee, or by such administrators, executors or personal representatives, and delivered or mailed to the Company as specified in Section 14 hereof to the attention of the President or such other officer as the Company may designate. Any such notice shall (a) specify the number of shares of Stock which the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder, (b) contain such information as may be reasonably required pursuant to Section 12 hereof, and (c) be accompanied by
(i) a certified or cashier's check payable to the Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) a certified or cashier's check and shares of Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers, or authorization to the Company to withhold a number of shares of Stock otherwise issuable upon the exercise of the Option, whose Fair Market Value when added to the amount of the check equals the total Exercise Price applicable to such shares purchased hereunder, or (iii) such other consideration as may from time to time be specified by the Board (subject to the requirements of the Plan and applicable law) as constituting valid and adequate consideration for Purchasable Stock and having a fair market value equal to the total Exercise Price applicable to such shares purchased hereunder. Upon receipt of any such notice and accompanying payment, and upon execution and delivery by Optionee and the Company of a Stock Purchase Agreement, as shall be specified by the Board, and if required by the Board, an escrow agreement and any other documents which the Board may require as a condition to the issuance of shares of the Stock to Optionee, and subject to the terms hereof, the Company agrees to issue to the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising the Option.

         7. ADJUSTMENT IN OPTION. The number of Shares subject to the Option, the Exercise Price and other matters are subject to adjustment during the term of the Option in accordance with Section 5.2 of the Plan.

         8. TERMINATION OF EMPLOYMENT.

                  (a) Except as otherwise specified in Schedule A hereto, in the event that the Optionee shall cease to be employed by, or otherwise associated or affiliated with, the Company in any capacity involving the rendition of services to the Company either directly, as an employee or member of the Board of the Company, or indirectly, as an employee of its Subsidiaries, other than a termination that is either (i) for cause, or (ii) voluntary on the part of the Optionee and without written consent of the Company or its Subsidiaries, or
(iii) for reasons of disability as contemplated under Section 9 below, the Optionee may exercise the Option at any time within ninety (90) days after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

                  (b) Except as otherwise specified in Schedule A attached hereto, in the event Optionee (i) terminates his or her employment voluntarily without the written consent of the Company, or (ii) is terminated for cause, the Option, to the extent not previously exercised, shall terminate immediately and shall not thereafter be or become exercisable.

                  (c) The Option does not confer upon the Optionee any right with respect to continuance of employment by the Company or its Subsidiaries.

         9. DISABLED OPTIONEE. In the event of termination of employment because of the Optionee's Disability, the Optionee (or his or her legal representative) may exercise the Option at any time within one year after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

         10. DEATH OF OPTIONEE. Except as otherwise set forth in Schedule A with respect to the rights of the Optionee upon termination of employment or association or affiliation with the Company under Section 8(a) hereof, in the event of the Optionee's death while employed by or associated or affiliated with the Company or its Subsidiaries the appropriate persons described in Section 6 hereof may exercise the Option at any time within a period ending on the earlier of (a) the last day of the three (3) month period following the Optionee's death or (b) the expiration date of the Option. The Option may be so exercised to the extent of the number of shares that were Purchasable hereunder at the date of death. If the Optionee's employment, association or affiliation terminated prior to his or her death, the Option may be exercised only to the extent of the number of shares covered by the Option which were Purchasable hereunder at the date of such termination.

         11. DATE OF GRANT. The Option was granted by the Board on the date set forth in Schedule A (the "Date of Grant").

         12. COMPLIANCE WITH REGULATORY MATTERS. The Optionee acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law, and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon exercise of the Option that would cause the Company to violate law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the Securities and Exchange Commission) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information and representation as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section, including, without limitation, a representation that the Optionee shall not sell or otherwise dispose of the Stock in the absence of registration of such shares under applicable federal and state securities laws or an opinion of counsel, satisfactory to the Company, that such registration is not required.

         13. RESTRICTION ON DISPOSITION OF SHARES. Unless further restrictions are placed upon disposition by the provisions of the Stock Purchase Agreement, the shares of Stock purchased pursuant to the exercise of an Incentive Stock Option shall not be transferred by the Optionee except pursuant to the Optionee's will or the laws of descent and distribution until such date which is the later of two years after the grant of such Incentive Option or one year after the transfer of the shares to the Optionee pursuant to the exercise of such Incentive Stock Option. The shares of stock purchased pursuant to the exercise of a Non-Qualified Stock Option shall not be transferred by the Optionee except pursuant to the Optionee's will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order. The transfer restrictions imposed by this Section 13 will expire and be of no force and effect upon the completion by the Company of a public offering of the Stock registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

         14. MISCELLANEOUS.

                  (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

                  (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Florida.

                  (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, certified or registered, return receipt requested and postage prepaid, addressed, if to the Optionee, at the address set forth below and, if to the Company, to the executive offices of the Company at 2055 Lake Avenue, S.E., Suite A, Largo, Florida 33771.

                  (d) This Agreement may not be modified except in writing executed by each of the parties hereto.

         IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Stock Option Agreement to be executed on behalf of the Company and the Company's seal to be affixed hereto and attested by the Secretary of the Company, and the Optionee has executed this Stock Option Agreement under seal, all as of the day and year first above written.

                                           COMPANY:

                                           BOBBY ALLISON WIRELESS CORPORATION

Attest:

                                           By:
--------------------------------              --------------------------------
Secretary                                  Name:
                                           Title: Chairman, Board of Directors

         [SEAL]

                                           OPTIONEE:

                                           -----------------------------------
                                           Name:
                                           Address:
                                                   ---------------------------

                                                   ---------------------------

                                                   ---------------------------

                                   SCHEDULE A
                        TO STOCK OPTION AGREEMENT BETWEEN
                     BOBBY ALLISON WIRELESS CORPORATION AND

                                     [NAME]

                             Dated _________________

1.       NUMBER OF SHARES SUBJECT TO OPTION: ______________ Shares.

2. THIS OPTION (Fill in Number) is for ___________________ Incentive Stock Options and ________________ Non-Qualified Stock Options.

3. OPTION EXERCISE PRICE: $______ per Share for Incentive Stock Options and $_______ per Share for Non-Qualified Stock Options.

4.       DATE OF GRANT: ______________________________

5. OPTION VESTING SCHEDULE: Options are exercisable with respect to the number of shares indicated below on or after the date indicated next to the number of shares:


                          NO. OF SHARES                       VESTING DATE
                          -------------                       ------------





6.       OPTION EXERCISE PERIOD:

         Check One:  ( )  All options expire and are void unless
                          exercised on or before __________________.

                     ( ) Options expire and are void unless exercised on or before the date indicated next to the number of shares:


                          NO. OF SHARES                       EXPIRATION DATE
                          -------------                       ---------------





7. EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER ASSOCIATION OR AFFILIATION WITH THE COMPANY OF OPTIONEE (if different from that set forth in Sections 8 and 10 of the Stock Option Agreement):

                                   SCHEDULE B
                        TO STOCK OPTION AGREEMENT BETWEEN
                     BOBBY ALLISON WIRELESS CORPORATION AND
                                     [NAME]


                             Dated ________________

                               NOTICE OF EXERCISE

                  The undersigned hereby notifies Bobby Allison Wireless Corporation (the "Company") of this election to exercise the undersigned's stock option to purchase ________________ shares of the Company's common stock, par value $.01 per share (the "Stock"), pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and the Company dated ________________. Accompanying this Notice is (1) a certified or a cashier's check in the amount of $________________ payable to the Company, and/or (2) _______________ shares of Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, or an authorization to the Company to withhold the number of shares of Stock otherwise issuable pursuant to the exercise of the Option, in each case having an aggregate Fair Market Value (as defined in the Bobby Allison Wireless Corporation 1999 Stock Option Plan) as of the date hereof of $__________________, such amounts being equal, in the aggregate, to the purchase price per share set forth in Section 3 of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 7 of the Agreement).

                  IN WITNESS WHEREOF, the undersigned has set his hand and seal, this ________ day of ________________,_______.



                                    OPTIONEE [OR OPTIONEE'S
                                    ADMINISTRATOR,
                                    EXECUTOR OR PERSONAL
                                    REPRESENTATIVE]


                                    ___________________________________
                                    Name:
                                    Capacity (if other than Optionee):